EXHIBIT 32.2

CERTIFICATION PURSUANT TO\
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Dolat Ventures Corp. (the “Company”) on Form 10Q for the period ended May  31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shmuel Dovid Hauck, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 09, 2012

/s/ Shmuel Dovid Hauck
Shmuel Dovid Hauck Chief Financial Officer